COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 15 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases certain premises under various operating leases.

Future minimum lease payments under such operating leases are as follows:

Year ending
December 31,
2015	$1,147
2016	724
2017	616
$2,487

Rent expense for the years ended December 31, 2014, 2013 and 2012 is $3,257, $1,694, and $1,857, respectively.

Letters of Credit and Guarantees

As of December 31, 2014 and 2013, the Company has approximately $274 and $285, respectively in outstanding letters of credit. Such letters of credit are being secured by $274 and $285, respectively in restricted cash with a commercial bank (see Note 2).

As of December 31, 2014 and 2013 the Company has €151 ($182 as of December 31, 2014) in outstanding guarantees on its lines of credit arrangement in Europe.

Legal Proceedings

September 11, 2001 Terrorist Attacks

As a result of the September 11, 2001 terrorist attacks, numerous lawsuits charging the Company with wrongful death and/or property damage were commenced in the United States District Court, Southern District of New York (the “Court”), resulting from certain airport security services provided by the Company for United Flight 175 out of Logan Airport in Boston, Massachusetts.

All the wrongful death personal injury cases have been settled or dismissed at no cost to the Company because the payments were covered by the Company's insurance.  The settlements were approved by the Court, but because of disputes with respect to the estate of one decedent, that matter currently is on appeal to the Second Circuit Court of Appeals.

All but two of the property loss cases also have been settled at no cost to the Company, because the payments were covered by the Company's insurance. Two of the property loss cases remain pending against, among others, the Company. The Court granted defendants motion for summary judgements which plaintiffs have appealed and oral arguments have been held. The defendants are hopeful that the remaining property loss cases will be dismissed shortly, but the result is expected to be appealed by the plaintiffs.

In any event, the Company has already paid the limits of its liability insurance in settlement costs. The Company contends that a federal statute passed after the events of September 11, 2001 protects it from having to make any further monetary payments, regardless of whether it is found liable in any of the remaining cases.

Claims by former employees

The Company is subject to wrongful termination claims made by certain former employees of one of its European subsidiaries. The aggregate amount of such claims is approximately $572. At the present time, the Company is not able to determine the likelihood of an unfavorable outcome or estimate a range of potential loss related to these matters.

General

The Company is subject to various investigations, claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities. These claims are primarily related to grievances filed by current and former employees for unfair labor practices or discrimination, and for passenger aviation claims. Management recognizes a liability for any matter when the likelihood of an unfavorable outcome is deemed to be probable and the amount is able to be reasonably estimated. Management has concluded that such claims, in the aggregate, would not have a material adverse effect on the Company's consolidated financial position, results of operations, or cash flows.

Consulting and Service Agreements

In June 2013, pursuant to a share purchase and transfer agreement (“Purchase Agreement”), the Company, through one of its European subsidiaries, acquired 100% of shares of Brink's Deutsche Luftsicherheit GmbH (“BDLG”) for €25. BDLG was created prior to the consummation of the transaction as a result of a spin-off by its former parent, Brink's Sicherheit GmbH (“BSG”). BDLG is engaged in the provision of aviation security services in Germany. The acquisition contributed $13,003 in additional revenue to the Company and $378 in net loss for the year ended December 31, 2013. There were no intangible assets identified as part of the acquisition.

In April 2013, prior to the closing of the transaction described in the preceding paragraph, the Company entered into an agency agreement with a third party to assist it with this transaction. Pursuant to the terms of the agency agreement, the Company is obligated to pay this third party an agency fee in the amount of €1,000 ($1,215 as of December 31, 2014) as consideration for its services in facilitating the transaction with BDLG. The €1,000 agency fee is payable in three installments. The first installment of €330 is payable following the closing of the Purchase Agreement. The second installment of €330 is payable one year after the closing of the Purchase Agreement and the third installment of €340 ($413 as of December 31, 2014) is payable two years after the closing of the Purchase Agreement. During the year ended December 31, 2013, the Company recognized a one-time expense of €1,000 ($1,323) for the agency services. As of December 31, 2014, the Company paid the first two installments of the agency fee. In addition, in the event that the operations of BDLG are sold in the future, the third party agent is entitled to an additional payment of €2,000 ($2,431 as of December 31, 2014).

In April 2013, the Company entered into a consulting agreement with the same third party. The agreement is for a term of three years and obligates the Company to pay the third party an annual consulting fee of €50 ($61 as of December 31, 2014). The consultant is also entitled to commissions of 0.75% of revenue resulting from any aviation security contracts in Germany for the duration of such contracts. Should the net revenue from the aviation security contracts in Germany exceed €20,000 ($24,306 as of December 31, 2014) per year, the payment of commissions due on revenue in excess of €20,000 per year will be deferred and become due when the German operations are sold to a third party. The maximum amount of the annual commissions payable is €182 ($221 as of December 31, 2014).